
                                                                            FLEET FINANCIAL GROUP
                                                                            FINANCIAL HIGHLIGHTS


                                                          THREE MONTHS ENDED               NINE MONTHS ENDED

                                                  Sept 30,      June 30,      Sept 30,    Sept 30,      Sept 30,
                                                   1996           1996          1995        1996          1995

For the Period ($ in millions)
Net income                                        $   295         $  278     $   268     $   836       $   748
Net interest income (a)                               934            863         772       2,528         2,318
Provision for credit losses                            65             48          27         148            75

Per Common Share
Fully diluted earnings per share                  $  1.02       $   0.96        0.96     $  2.91       $  2.69
Market value (period-end)                           44.50          43.50       37.75       44.50         37.75
Cash dividends declared                              0.43           0.43        0.40        1.29          1.20
Book value (period-end)                             23.90          23.25       24.47       23.90         24.47

At Quarter End ($ in millions)
Assets                                            $87,192       $ 87,728    $ 83,751     $ 87,192      $ 83,751
Loans and leases                                   60,086         59,093      52,435       60,086        52,435
Deposits                                           67,551         68,145      53,822       67,551        53,822
Total stockholders' equity                          7,268          7,127       6,698        7,268         6,698

Operating Ratios
Return on average assets                             1.35 %         1.32 %      1.27 %       1.36 %        1.21 %
Return on common equity                             17.83          17.20       16.86        17.34         16.65
Return on realized common equity (b)                17.69          17.08       17.02        17.29         16.46
Net interest margin                                  5.01           4.76        4.12         4.75          4.18
Total equity/assets (period-end)                     8.34           8.12        8.00         8.34          8.00
Tier 1 risk-based capital ratio (estimated)          7.1            7.0         8.4          7.1           8.4
Total risk-based capital ratio (estimated)          10.8           10.9        12.2         10.8          12.2

Asset Quality ($ in millions)
Nonperforming assets                              $  759        $   745      $   771      $   759      $   771
Nonperforming assets as a % of loans, leases,
  and OREO                                          1.26 %         1.26 %       1.47 %       1.26 %       1.47 %
Nonperforming assets as a % of total asset          0.87           0.85         0.92         0.87         0.92
Nonperforming loans to period-end loans             1.18           1.17         1.31         1.18         1.31
Reserve for credit losses to period-end loans       2.58           2.70         2.76         2.58         2.76
Net charge-offs/average loans                       0.74           0.54         0.55         0.60         0.55

Reserve for Credit Losses ($ in millions)
Beginning reserve for credit losses              $ 1,597        $ 1,287      $ 1,492      $ 1,321      $ 1,496
Provision for credit losses                           65             48           27          148           75
Gross charge-offs                                   (144)          (107)        (101)        (335)        (292)
Recoveries                                            34             32           30           89           85
Acquisitions/Other                                    (4)           337           --          325           84
Ending reserve for credit losses                   1,548          1,597        1,448        1,548        1,448


(a) Fully taxable equivalent
(b) Excludes average unrealized gains/losses on securities available for sale.

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
                                                                           FLEET FINANCIAL GROUP
                                                                      CONSOLIDATED INCOME STATEMENTS
                                                                               ($ in millions)




                                                                 THREE MONTHS ENDED            NINE MONTHS ENDED


                                                          Sept 30,    June 30,    Sept 30,    Sept 30,    Sept 30,
                                                            1996        1996       1995         1996        1995


Net interest income (FTE)                              $   933.5   $  863.1    $  771.7     $ 2,528.5   $  2,317.8
Provision for credit losses                                 64.8       48.3        27.3         148.4         75.1
   Net interest income after provision                     868.7      814.8       744.4       2,380.1      2,242.7
Noninterest income:
   Service charges, fees, and commissions                  171.9      146.1       123.6         437.4        371.4
   Mortgage banking                                        146.4      133.2       137.0         403.2        379.5
   Investment services revenue                              93.3       93.5        80.6         274.1        237.6
   Student loan servicing fees                              22.7       22.4        16.6          67.1         46.6
   Other                                                   120.8      153.9        90.4         442.1        293.7
    Total noninterest income                               555.1      549.1       448.2       1,623.9      1,328.8
Noninterest expense:
   Employee compensation and benefits                      425.4      410.5       360.7       1,183.7      1,086.3
   Mortgage servicing and intangible asset amortization     89.9       78.6        59.2         235.1        177.1
   Occupancy                                                74.1       75.3        62.6         210.4        186.4
   Equipment                                                70.6       68.2        52.8         195.5        154.2
   Other                                                   251.5      252.5       211.4         730.3        706.7
    Total noninterest expense                              911.5      885.1       746.7       2,555.0      2,310.7
Pre-tax income                                             512.3      478.8       445.9       1,449.0      1,260.8
Income taxes and tax-equivalent adjustment                 217.4      201.1       177.9         612.5        512.8
Net income                                             $   294.9      277.7       268.0         836.5        748.0

                              FLEET FINANCIAL GROUP
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)


                                               Sept 30,    June 30,    Sept 30,
                                                 1996        1996        1995

ASSETS:
Cash and equivalents                          $  6,399     $  7,048   $  4,065
Securities                                      11,733       11,415     19,500
Loans and lease financing                       60,086       59,093     52,435
Reserve for credit losses                       (1,548)      (1,597)    (1,448)
Mortgages held for resale                        1,555        1,860      2,252
Other assets                                     8,967        9,909      6,947
Total assets                                  $ 87,192     $ 87,728   $ 83,751


LIABILITIES:
Deposits:
   Demand                                     $ 17,503     $ 17,527   $ 10,658
   Regular savings, NOW, money market           28,475       28,801     22,817
   Time                                         21,573       21,817     20,347
      Total deposits                            67,551       68,145     53,822
Short-term borrowings                            5,117        4,637     14,999
Long-term debt                                   4,923        5,303      6,734
Other liabilities                                2,333        2,516      1,498
Total liabilities                               79,924       80,601     77,053
STOCKHOLDERS' EQUITY:
Preferred stock                                  1,001        1,003        682
Common stock                                     6,267        6,124      6,016
Total stockholders' equity                       7,268        7,127      6,698
Total liabilities and stockholders' equity    $ 87,192     $ 87,728   $ 83,751

                                                                   FLEET FINANCIAL GROUP
                                                            CONSOLIDATED AVERAGE BALANCE SHEETS
                                                                      ($ in millions)




                                                                      THREE MONTHS ENDED

                                             Sept 30, 1996      June 30, 1996      Sept 30, 1995


                                          Average             Average              Average
                                          Balance    Rate     Balance     Rate     Balance     Rate

ASSETS:
Securities                             $  11,838     6.58 %  $ 11,481     6.32 %   $ 19,651     6.21 %
Loans and leases                          59,536     8.66      55,935     8.58       51,831     9.10
Mortgages held for resale                  1,676     8.16       2,190     7.79        2,064     7.76
Other earning assets                       1,247     7.65       3,242     8.20        1,349     5.87
   Total interest-earning assets          74,297     8.30 %    72,848     8.18 %     74,895     8.23 %
Reserve for credit losses                 (1,595)              (1,510)               (1,484)
Other assets                              14,101               13,442                10,228
Total assets                           $  86,803             $ 84,780              $ 83,639

LIABILITIES AND STOCKHOLDERS' EQUITY:
Deposits:
   Savings                             $  28,589     2.33 %  $ 26,494     2.25 %   $ 23,058     2.59 %
   Time                                   22,170     5.36      20,920     5.43       20,665     5.74
     Total interest-bearing deposits      50,759     3.66      47,414     3.65       43,723     4.08
Short-term borrowings                      4,512     5.04       6,941     5.10       14,849     5.73
Long-term debt                             5,063     7.18       5,871     7.10        6,098     7.38
   Total interest-bearing liabilities  $  60,334     4.06 %    60,226     4.15 %   $ 64,670     4.77 %

   Net interest spread                               4.24 %               4.03 %                3.46 %

Demand deposits                        $  16,934               15,218              $ 10,821
Other liabilities                          2,406                2,296                 1,378
Total liabilities                         79,674               77,740                76,869
Stockholders' equity                       7,129                7,040                 6,770
Total liabilities and stockholders'
  equity                               $  86,803            $  84,780              $ 83,639
Net interest margin                                  5.01 %               4.76 %                4.12 %

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

                                                   FLEET FINANCIAL GROUP
                                             CONSOLIDATED AVERAGE BALANCE SHEETS
                                                      ($ in millions)




                                                        NINE MONTHS ENDED

                                             Sept 30, 1996            Sept 30, 1995


                                            Average                Average
                                            Balance     Rate       Balance      Rate

ASSETS:
Securities                                  $ 11,816    6.39 %    $ 20,980      6.22 %
Loans and leases                              55,004    8.62        50,563      9.12
Mortgages held for resale                      1,982    7.79         1,238      8.38
Other earning assets                           2,345    8.36         1,231      5.74
   Total interest-earning assets              71,147    8.22 %      74,012      8.23 %
Reserve for credit losses                     (1,475)               (1,508)
Other assets                                  12,548                 9,921
Total assets                                $ 82,220              $ 82,425

LIABILITIES AND STOCKHOLDERS' EQUITY:
LIABILITIES:
Deposits:
   Savings                                  $ 25,737    2.34 %    $ 23,104      2.55 %
   Time                                       20,752    5.46        19,826      5.59
    Total interest-bearing deposits           46,489    3.73        42,930      3.96
Short-term borrowings                          6,497    5.17        14,355      5.79
Long-term debt                                 5,669    7.06         6,365      7.36
   Total interest-bearing liabilities       $ 58,655    4.21 %      63,650      4.71 %

   Net interest spread                                  4.01 %                  3.52 %

Demand deposits                               14,453                10,786
Other liabilities                              2,207                 1,521
Total liabilities                             75,315                75,957
Stockholders' equity                           6,905                 6,468
Total liabilities and stockholders' equity  $ 82,220              $ 82,425

Net interest margin                                     4.75 %                  4.18 %
